UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2021
Date of Report (Date of earliest event reported)

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02.     Results of Operations and Financial Condition

On March 1, 2021, Telos Corporation issued a press release setting forth preliminary, unaudited financial results for the fourth quarter and fiscal year 2020 and updated the timing of its release of full fourth quarter and 2020 financial results. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 1, 2021

TELOS CORPORATION
By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer